UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2006

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027

(Address of principal executive offices	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired
(b) Pro Forma Financial Information

        Reference is made to the Current Report on Form 8-K dated August 11, 2006 of Elizabeth Arden, Inc. (the "Company") that was filed with the Securities and Exchange Commission (the "Commission") on August 14, 2006 (the "Form 8-K"). Pursuant to Item 9.01 of the Form 8-K, the Company indicated that the financial statements of Sovereign Sales, LLC ("Sovereign") and pro forma financial information resulting from the acquisition of certain assets of Sovereign would be filed by amendment to the Form 8-K as soon as practicable, but no later than 71 days after the Form 8-K was required to be filed. The Company has reviewed the requirements for Item 9.01 of Form 8-K and has determined that financial statements and pro forma financial information are not required. Accordingly, such statements will not be filed with the Commission.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: September 18, 2006	/s/ Stephen J. Smith

Stephen J. Smith Executive Vice President and Chief Financial Officer